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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             March 22, 1999                              0-29768
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             Date of Report                      Commission File Number
    (Date of earliest event reported)





                                24/7 MEDIA, INC.
             (Exact name of registrant as specified in its charter)



                 Delaware                               13-3995672
 --------------------------------------  --------------------------------------
    (State or other jurisdiction of      (I.R.S. Employer Identification Number)
     incorporation or organization)





                                      1250 Broadway
                                New York, New York 10001
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                   (Address of Principal Executive Offices) (Zip Code)


                                 (212) 231-7100
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              (Registrant's telephone number, including area code)


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Item      2. Acquisition or Disposition of Assets

     (1) On March 8, 1999, the Registrant, 24/7 Media, Inc., a Delaware corporation ("24/7 Media"), acquired all of the issued and outstanding shares of capital stock of Sift, Inc., a privately-held California corporation ("Sift"), in a merger transaction whereby Sift was merged with and into Factor K Acquisition Corporation, a wholly-owned Delaware subsidiary corporation of 24/7 Media ("Factor K"). All of the outstanding options to purchase Sift stock will be assumed by 24/7 Media and converted into options to purchase 24/7 Media common stock. Sift is a privately-held provider of email based direct marketing services.

          Pursuant to the Agreement and Plan of Merger dated March 8, 1999 among 24/7 Media, Sift and Factor K, 24/7 Media exchanged approximately 872,000 shares of its common stock, par value $.01 per share (the "24/7 Media Common Stock"), for all of the outstanding shares of capital stock and outstanding stock options of Sift. The merger will be accounted for by the pooling-of-interests method of accounting.

         The consideration payable by 24/7 Media was determined as a result of negotiation between 24/7 Media and Sift. The number of shares of 24/7 Media Common Stock to be issued to the Sift shareholders was determined based on an exchange rate of 0.054753537 of a share of 24/7 Media Common Stock for each share of Sift capital stock. The net assets of Sift acquired as a result of the merger transaction consisted of equipment, other physical property, and cash and cash equivalents of approximately $60,000 as of the date of the merger transaction. These assets are used in connection with the operation of Sift's email based direct marketing service. 24/7 Media intends to operate the assets acquired as previously used by Sift; provided that changing business conditions or strategic plans may lead to changes in Sift's operations in the future.

          The Agreement and Plan of Merger dated March 8, 1999 among 24/7 Media, Sift and Factor K is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

          The press release,  dated March 10, 1999, is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


Item      5. Other Events.

    (1) On December 29, 1998, 24/7 Media acquired, through a $500,000 cash investment, an initial 67% ownership stake (on an as converted basis) in CardSecure, Inc., a Delaware corporation that provides e-commerce enabling technology and Web site hosting services. The consideration payable by 24/7 Media was determined as a result of negotiation between 24/7 Media and CardSecure, Inc. The assets of CardSecure, Inc. acquired as a result of the transaction consisted of equipment, other physical property, and cash and cash equivalents. These assets are used in connection with the operation of CardSecure Inc.'s e-commerce enabling technology and Web site hosting services. 24/7 Media intends to operate the assets acquired as previously used by


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CardSecure,  Inc.; provided that changing business conditions or strategic plans may lead to changes in such operations in the future.

          The acquisition has been accounted for using the purchase method of accounting. The Securities Purchase Agreement, dated December 29, 1998 between 24/7 Media and CardSecure, Inc. is filed herewith as Exhibit 5.1 and is incorporated herein by reference.

     (2) On December 30, 1998, 24/7 Media invested $3.0 million in cash and issued 203,851 of its common stock, par value $.01 per share, to China.com Corporation ("China.com") in exchange for a 10% equity interest in China.com. China.com operates that 24/7 Media Asia Network of Web sites which cover Australia, China, Hong Kong, Japan, Korea, Singapore, Southeast Asia and Taiwan. The consideration payable by 24/7 Media was determined as a result of negotiation between 24/7 Media and China.com. The investment in China.com, valued at $6,566,000, will be carried by 24/7 Media under the cost method of accounting.

     (3) On January 20, 1999, 24/7 Media purchased, for $3.9 million, a 60% interest in 24/7 Media Europe Ltd. ("24/7 Europe"), formerly known as InterAd Holdings Ltd. 24/7 Europe operates the 24/7 Media Europe Network of Web sites which cover Belgium, Denmark, Finland, France, Germany, Holland, Italy, Norway, Portugal, Spain and the United Kingdom. The consideration payable by 24/7 Media was determined as a result of negotiation between 24/7 Media and 24/7 Europe.


Item      7. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          2.1 Agreement and Plan of Merger, dated March 8, 1999, among 24/7 Media, Inc., Sift, Inc. and Factor K Acquisition Corporation. (Incorporated herein by reference to Exhibits to 24/7 Media, Inc.'s Registration Statement on Form S-1, File No. 333-70857.)

          5.1 Securities Purchase Agreement, dated December 29, 1998 between 24/7 Media, Inc. and CardSecure, Inc.

          5.2 Marketing, Development, License and Software Agreement, dated October 23, 1998, between 24/7 Media, Inc., China Internet Corporation and China.com Corporation. (Incorporated herein by reference to Exhibits to 24/7 Media, Inc.'s Registration Statement on Form S-1, File No. 333-70857.)



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          5.3  Subscription  Agreement,  dated  January 20,  1999,  between 24/7
               Media, Inc. InterAd Holdings Ltd., Interadventures Limited and Gordon Wallace Simpson of Fairways. (Incorporated herein by
               reference  to  Exhibits  to  24/7  Media,   Inc.'s   Registration
               Statement on Form S-1, File No. 333-70857.)

          99.1 Press release, dated March 10, 1999 regarding Sift, Inc.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               24/7 MEDIA, INC.



Date: March 22, 1999           By: /s/ Mark E. Moran
                                   ------------------------------
                               Name:  Mark E. Moran
                               Title: Senior Vice President and General Counsel



                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

2.1 Agreement and Plan of Merger, dated March 8, 1999, among 24/7 Media, Inc., Sift, Inc. and Factor K Acquisition Corporation. (Incorporated herein by reference to Exhibits to 24/7 Media, Inc.'s Registration Statement on Form S-1, File No. 333-70857.)

5.1 Securities Purchase Agreement, dated December 29, 1998 between 24/7 Media, Inc. and CardSecure, Inc.

5.2 Marketing, Development, License and Software Agreement, dated October 23, 1998, between 24/7 Media, Inc., China
                    Internet Corporation and China.com Corporation. (Incorporated herein by reference to Exhibits to 24/7 Media, Inc.'s Registration Statement on Form S-1, File No. 333-70857.)

5.3 Subscription Agreement, dated January 20, 1999, between 24/7 Media, Inc. InterAd Holdings Ltd., Interadventures Limited and Gordon Wallace Simpson of Fairways. (Incorporated herein by reference to Exhibits to 24/7 Media, Inc.'s Registration Statement on Form S-1, File No. 333-70857.)

99.1                Press release, dated March 10, 1999 regarding Sift, Inc.


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